UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	August 30, 2011
First M & F Corporation
(Exact name of registrant as specified in its charter)

Mississippi	0-9424	64-0636653
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

134 West Washington Street, Kosciusko, MS	39090
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (662) 289-5121

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

First M&F Corporation (Company) announced that Eric Hanbury has been named Executive Vice President and Chief Credit Officer of M&F Bank (Bank). Barry Winford, who has served as Executive Vice President and Chief Credit Officer since February 2009, has been named Executive Vice President of Corporate Banking, a newly created post, for the Bank. The Company issued a press release on August 30, 2011 announcing the new appointments. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated August 30, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST M & F CORPORATION

Date: August 30, 2011
/s/ John G. Copeland

Name: John G. Copeland
Title: EVP & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated August 30, 2011